SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2006

Systemax Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13792 (Commission File Number)	11-3262067 (IRS Employer Identification No.)

11 Harbor Park Drive
Port Washington, New York 11050
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.      Other Events

          The Company inadvertently omitted certain information required by the New York Stock Exchange (“NYSE”) from its annual proxy statement for the meeting held on December 29, 2005 and is providing that information in this Current Report on Form 8-K. Section 303A.03 of the NYSE Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements (1) the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors and (2) a method for interested parties to communicate directly with the presiding director or with the non-management directors as a group.

          The Chair of the Company’s Audit Committee generally presides at all regularly scheduled executive sessions of the non-management members or independent members of the Board of Directors. As all of the non-management members of the Board of Directors (all of whom are independent) constitute the Audit Committee, such executive sessions are usually held as part of regularly scheduled meetings of the Audit Committee. Mr. Stacy Dick is currently the Chair of the Audit Committee. If the Chair of the Audit Committee is not available at the time of such an executive session, the non-management members of the Board of Director present will select a chair for that meeting.

           Interested parties wishing to communicate directly with the Chair of the Audit Committee or the non-management members of the Board of Director as a group should address their inquires by mail sent to the attention of Audit Committee at the Company’s principal executive office located at 11 Harbor Park Drive, Port Washington, NY 11050. All communications will be promptly relayed to the appropriate recipient(s).

           Section 303A.09 of the NYSE Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements that the Company’s corporate governance guidelines and the charters of its most important committees (including the audit, compensation and nominating committees) are available on the Company’s website and that such information is available in print to any shareholder who requests it. While such information is available on the Company’s website and was so noted in the last proxy statement, we inadvertently omitted from our listing in the last proxy statement of information available on the website that the Company’s Corporate Governance Guidelines is among the various charters, policies and other documents available on the website. The Company provides that information in this Current Report on Form 8-K.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC. By: /s/ Steven Goldschein Name: Steven Goldschein Title: Sr. Vice President

Dated: March 7, 2006